UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On August 13, 2015, Diversified Restaurant Holdings, Inc. (the “Company”) entered into an Amendment to its Area Development Agreement with Buffalo Wild Wings, Inc., its franchisor. The Amendment grants the Company the right to develop ten additional Buffalo Wild Wings restaurants in Michigan and Florida over the next five years. As amended, the Area Development Agreements gives the Company the right and obligation to develop 42 total restaurants by 2021, 26 of which have already been completed and are in operation. In consideration of the franchisor’s grant of the additional development rights, the Company paid a one-time development fee of $62,500. A copy of the Amendment is attached as Exhibit 10.1 and incorporated herein by reference.

On August 19, 2015, the Company issued a press release announcing the Amendment, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(d) The follow exhibits are included with this Report.

Exhibit 10.1        Amendment to Area Development Agreement, dated August 13, 2015

Exhibit 99.1        Press Release, dated August 19, 2015

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: August 19, 2015	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit 10.1        Amendment to Area Development Agreement, dated August 13, 2015

Exhibit 99.1        Press Release, dated August 19, 2015

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